Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

JOHN SOLAK, derivatively on behalf of

DENALI THERAPEUTICS, INC.,

Plaintiff,

v.

VICKI L. SATO, Ph.D., RYAN J. WATTS, Ph.D.,

DOUGLAS G. COLE, M.D., JENNIFER COOK, JAY FLATLEY,

PETER KLEIN, ROBERT T. NELSEN,

DAVID P. SCHENKEIN, M.D. and

MARC TESSIER-LAVIGNE, Ph.D.,

Defendants,

and

DENALI THERAPEUTICS, INC., a

Delaware corporation,

Nominal Defendant.

C.A. No. 2020-0775-JTL

NOTICE OF PENDENCY OF SETTLEMENT OF ACTION

TO: ALL CURRENT STOCKHOLDERS OF DENALI THERAPEUTICS INC.

(TRADING SYMBOL: DNLI)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS DEFINED HEREIN.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT, OR THE AGREED-TO ATTORNEYS’ FEE AND EXPENSE AMOUNT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

    I. WHY ARE YOU RECEIVING THIS NOTICE?

The purpose of this Notice is to inform you of (i) a lawsuit (the “Derivative Action”) in the Court of Chancery of the State of Delaware (the “Court”) brought on behalf of Denali Therapeutics Inc. (“Denali” or the “Company”); (ii) a proposal to settle the Derivative Action as provided in a Stipulation of Compromise and Settlement which sets forth the terms and conditions of the proposed settlement of this Action (the “Stipulation”); and (iii) your right, among other things, to attend and participate in a hearing to be held on April 16, 2021 at 1:30 p.m., via the Zoom video conferencing platform (the “Settlement Hearing”). This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the parties will ask the Court to approve an Order and Final Judgment (the “Final Judgment”) that would end the Derivative Action.

    II. BACKGROUND TO THE DERIVATIVE ACTION AND SETTLEMENT

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

Plaintiff John Solak (“Plaintiff”) is a current stockholder of Denali. Nominal Defendant Denali is a Delaware Corporation with its headquarters in South San Francisco, California that is engaged in developing and discovering therapeutics to treat neurodegenerative diseases. Vicki L. Sato, Ph.D., Ryan J. Watts, Ph.D., Douglas G. Cole, M.D., Jennifer Cook, Jay Flatley, Peter Klein, Robert T. Nelsen, David P. Schenkein, M.D., and Marc Tessier-Lavigne, Ph.D. (collectively, the “Individual Defendants” and together with Denali, “Defendants”) are all current members of Denali’s Board of Directors (the “Board”).

On September 10, 2020, Plaintiff commenced the Derivative Action in the Court by filing a Verified Shareholder Derivative Complaint for Breach of Fiduciary Duty, Unjust Enrichment, and Waste of Corporate Assets (the “Complaint”) asserting claims against the Individual Defendants in connection with Denali’s compensation of non-employee directors pursuant to Denali’s non-employee director compensation policy. Specifically, the Complaint alleges that in 2017, 2018, and 2019 Denali paid excessive compensation to its non-employee directors relative to the compensation paid to non-employee directors at Denali’s alleged peer companies. The Complaint contends that the Individual Defendants breached their fiduciary duties and wasted corporate assets by awarding or receiving the alleged excessive compensation during those years, and further contends that the non-employee Individual Defendants were unjustly enriched through their receipt of the alleged excessive compensation. The Individual Defendants deny all of the wrongdoing alleged in the Complaint, including that the compensation paid to Denali’s non-employee directors in 2017, 2018, and 2019 was excessive.

In October 2020, the parties began engaging in arm’s-length negotiations concerning a possible settlement of the Derivative Action, which included significant informal discovery and the exchange of relevant information.    On December 15, 2020, the parties reached an agreement to settle all of the claims in the Derivative Action upon the terms and subject to the conditions set forth in the Stipulation (the “Settlement”).

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFF’S CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTION WAS NOT SETTLED.

    III. WHAT ARE THE TERMS OF THE SETTLEMENT?

To settle the Derivative Action, Defendants have implemented or shall implement and maintain the following Corporate Governance Reforms:

•

Denali will modify its non-employee director compensation policy (the “Policy”) to provide that neither the cash retainers nor the value of equity compensation provided to non-employee directors under the Policy will be raised beyond the 75th percentile of the cash or equity value, respectively, for non-employee directors based on the Company’s then-applicable peer group (as such peer group is approved by the Board or the Compensation Committee of the Board (the “Compensation Committee”)) until at least the date of the annual meeting of stockholders of the Company held in 2025 (the “Commitment Date”).    Notwithstanding the foregoing, newly appointed non-employee directors may receive compensation in connection with their appointment to the Board having up to two times (2X) the value of the total annual cash retainers and equity compensation provided to any incumbent non-employee director.

•

The Policy will provide that, through the Commitment Date, no more than 60% of each non-employee director’s annual and initial equity awards will be granted in the form of stock options. Equity granted under the Policy will continue to be based on value and the same general methodology applicable to executive grants. As currently in effect, this methodology computes a number of shares (the “Base Number”) based on the Black-Scholes value for the aggregate award value to the applicable non-employee director, using the assumptions from the Company’s most recent Form 10-K, which is consistent with the industry standard methodology.

•	The Company will adopt guidelines for non-employee director stock ownership (“Stock Ownership Guidelines”), to remain in place through the Commitment Date, along the following general principles:

•	During their tenure on the Board, each non-employee director will be expected to hold Denali stock in an amount no less than three times (3x) the annual base retainer;

•

Each non-employee director shall have five (5) years from the initial implementation of the Stock Ownership Guidelines (or, if later, from his or her initial appointment or election to the Board) to meet his or her minimum ownership threshold (or, if later, two years after a retainer increase);

•

During the phase-in period, no non-employee director may sell more than 50% of the net shares (after payment of exercise price and applicable taxes) derived from vested restricted stock, vested restricted stock units, exercised stock options or other holdings until he or she has met the applicable minimum threshold;

•

Calculations for determining whether any non-employee director has met the minimum threshold requirements under the Stock Ownership Guidelines shall include all shares held directly, indirectly, or through savings plans by such non-employee director, the “spread” value of vested in-the-money stock options and stock appreciation rights, and the value of vested and unvested restricted stock and restricted stock units (other than unvested restricted stock units that remain subject to performance-based vesting);

•

Assessment of stock ownership shall be determined by using the closing price of Denali common stock on the first trading day of the calendar year; provided that, if there is a decline in the Company’s stock price such that a non-employee director’s holdings temporarily fall below the applicable threshold, such non-employee director will not be required to purchase additional shares to meet the threshold, but shall not sell or transfer more than 50% of his or her net shares (after payment of exercise price and applicable taxes) derived from vested restricted stock, vested restricted stock units, exercised stock options, or other holdings until the threshold has again been achieved; and

•

The Stock Ownership Guidelines may be waived, at the discretion of the Compensation Committee, for non-employee directors joining the Board from government, academia, or similar professions. These guidelines may also be temporarily suspended for one or more non-employee directors, at the discretion of the Compensation Committee, if compliance would create severe hardship or prevent a non-employee director from complying with a court order.

•	The Company’s annual proxy materials will continue to include a reasonably detailed description of the terms of the Policy and the methodology for determining the Company’s peer group.

•

Through the Commitment Date, the Company will assess its peer group annually based on such factors as the Compensation Committee deems relevant after discussion with its compensation consultant, and shall consider, among other companies as determined appropriate by the Compensation Committee, for selection as peer companies those companies which are: (a) operating in the same industries as the Company (by reference to Global Industry Classification Standard code or similar reasonable identifiers, which may change from time to time); and (b) similar in size to the Company based on market capitalization (or, during volatile market conditions, revenue may be an acceptable alternative measure of size).

•

Through the Commitment Date, the Company will disclose any compensation paid to non-employee directors outside the Policy in the section of the Company’s annual proxy that describes director compensation. Further, if and to the extent required under then-applicable SEC disclosure requirements, the Company shall disclose any payments made to affiliates (i.e., “any entity in which such a person has a 10% or greater equity interest”) and immediate family members of non-employee directors (or non-employee director nominees) as related-party transactions.

    IV. WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

Upon the effective date of the Settlement, the Releasing Persons (as defined below) shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice the Released Claims (as defined below) against the Individual Defendants and each and all of the Released Persons (as defined below); provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

“Released Claims” means and includes any and all claims for relief or causes of action, debts, demands, rights, liabilities, losses, and claims whatsoever, known or unknown, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that have been or could have been asserted by Plaintiff as a stockholder of Denali, or any other Denali stockholder, or any other Person acting or purporting to act derivatively on behalf of Denali against the Released Persons, in the Derivative Action or in any other forum arising out of, or based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in the Complaint, including, without limitation, (i) any compensation Denali paid to its non-employee directors from January 1, 2017 through the Effective Date, (ii) any non-employee director compensation plan, policies, or guidelines in effect at Denali from January 1, 2017 through the Effective Date, and (iii) any decision of the Company’s officers or directors related to the foregoing; provided, however, that it is understood that “Released Claims” and any release provided by this Settlement shall not include: (a) any claims to enforce the Settlement, and (b) any claims by Defendants or any other insured to enforce their rights under any contract or policy of insurance.

“Released Persons” means the Individual Defendants and their predecessors, successors, subsidiaries, affiliates, agents, attorneys, insurers, and each of their past or present officers, directors, and employees. “Released Persons” also includes Denali and all current and former officers, directors, or employees of Denali that could have been named in the Derivative Action.

  V. WHAT ARE THE REASONS FOR SETTLING THE ACTION?

Plaintiff’s entry into the Stipulation and the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Action. Plaintiff’s Counsel has taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Action, as well as the difficulties and delays inherent in such litigation, and Plaintiff’s Counsel is also mindful of the inherent problems of proof and possible defenses to the claims alleged in such action. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is fair, reasonable, adequate, and in the best interests of Denali and its stockholders and has agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein.

The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Denali and its stockholders in connection with the Company’s compensation practices. Defendants are entering into the Stipulation and the Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.

    VI. HOW WILL THE ATTORNEYS GET PAID?

After agreeing to the terms of the Settlement other than with respect to the amount of any attorneys’ fees and expenses to be paid to Plaintiff’s Counsel, Plaintiff’s Counsel and Defendants separately negotiated the amount of the award of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel. Plaintiff and Defendants did not discuss the appropriateness or amount of attorneys’ fees and expenses at any time prior to reaching agreement on the terms of the Settlement, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiff’s Counsel. Defendants acknowledge and agree that Plaintiff’s Counsel is entitled to a fee award. In recognition of the terms of the Settlement and the prosecution and settlement of the Derivative Action, and subject to Court approval, Denali has agreed to pay an award of attorneys’ fees and expenses to Plaintiff’s Counsel not to exceed $385,000 (the “Fee and Expense Amount”). The Fee and Expense Amount will be paid by Denali and/or its insurers. This Fee and Expense Amount includes the fees and expenses incurred in connection with the prosecution and settlement of the Derivative Action. Plaintiff’s Counsel will not seek fees or expenses from the Court in excess of the agreed-to amount and Plaintiff’s Counsel will not make an application for attorneys’ fees or expenses in any other jurisdiction. Except as otherwise provided in the Stipulation, each of the Settling Parties shall bear his, her, or its own fees and costs.

    VII. WHEN WILL THE SETTLEMENT HEARING TAKE PLACE?

The Court has scheduled a Settlement Hearing to be held on April 16, 2021 at 1:30 p.m., via the Zoom video conferencing platform. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Amount should be approved, and whether the Derivative Action should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the proposed Settlement and the Fee and Expense Amount and rule on such other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice.

    VIII. DO I HAVE A RIGHT TO APPEAR AND OBJECT?

Any record or beneficial stockholder of Denali who objects to the Stipulation, the proposed Final Judgment to be entered, and/or the Fee and Expense Amount who wishes to be heard (“Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment to be entered thereon, unless he, she, or it has, no later than ten (10) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of Denali stock; (ii) a written notice of the Objector’s intention to appear that states the Objector’s name, address, and telephone number and, if represented, the Objector’s counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system:

COOCH AND TAYLOR, P.A.

Blake A. Bennett

The Nemours Building

1007 N. Orange St., Suite 1120

Wilmington, Delaware 19801

(302) 984-3800

Attorneys for Plaintiff

WILSON SONSINI GOODRICH

& ROSATI, P.C.

Brad D. Sorrels

222 Delaware Avenue, Suite 800

Wilmington, Delaware 19801

(302) 304-7600

Attorneys for Defendants

Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Derivative Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Amount, and will otherwise be bound by the Final Judgment to be entered and the releases to be given.

    IX. HOW DO I GET ADDITIONAL INFORMATION?

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Action or the Stipulation. For additional information about the Derivative Action and the Settlement, please refer to the documents filed with the Court and the Stipulation. You may examine the Court files during regular business hours of each business day at the office of the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801. The Clerk’s office will not mail copies of documents to you. For more information concerning the Settlement, you may also call or write to the counsel referenced in Section VIII hereto.

PLEASE DO NOT WRITE TO OR CALL THE COURT.

BY ORDER OF THE COURT

Dated: February 4, 2020	/s/ Susan Judge Register in Chancery